UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2006
NATURAL HEALTH TRENDS CORP.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336

(Commission File Number)	(IRS Employer Identification No.)

2050 Diplomat Drive, Dallas, Texas	75234

(Address of Principal Executive Offices)	(Zip Code)
(972) 241-4080

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 23, 2006, Natural Health Trends Corp. received notice from The Nasdaq Stock Market that it is eligible for continued listing on the Nasdaq National Market. The Company previously appeared before the Nasdaq Listing Qualifications Panel as result of the late filing of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. The Company has become current with its filings with the Securities Exchange Commission and, according to the Panel, is now in full compliance with Nasdaq Marketplace Rules.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          99. Press Release of the Company dated June 23, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 23, 2006

NATURAL HEALTH TRENDS CORP.
By:	/s/ Chris Sharng
Chris Sharng
Executive Vice President and Chief Financial Officer